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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2004


                       CITIGROUP MORTGAGE LOAN TRUST INC.

                  (as depositor under the Pooling and Servicing
               Agreement, dated as of March 1, 2004, providing for
                    the issuance of Asset-Backed Pass Through
                         Certificates, Series 2004-CB3)



                        CITIGROUP MORTGAGE LOAN TRUST INC
                        ---------------------------------
             (Exact name of registrant as specified in its charter)
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           DELAWARE                      333-107958          01-0791848
 ---------------------------            -------------     ---------------------
(State or Other Jurisdiction            (Commission       (I.R.S. Employer
of Incorporation)                       File Number)      Identification Number)

390 Greenwich Street
NEW YORK, NEW YORK                                         10013
----------------------------------------                ----------
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-

Item 5.           OTHER EVENTS

Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-CB3 C-BASS Mortgage Loan Asset-Backed Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 1, 2004, among the among the Registrant as depositor, Litton Loan Servicing LP (the "Servicer"), Credit-Based Asset Servicing and Securitization LLC (the "Seller"), U.S. Bank National Association (the "Trustee"). The Certificates to be designated as the Series 2004-CB3 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate mortgage loans secured by first liens and second liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         Citigroup Global Markets Inc. (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets", in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits



         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
             99.2                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by Citigroup
                                    Global Markets Inc. to certain prospective purchasers of Citigroup Mortgage Loan Trust,
                                    Series 2004-CB3 C-BASS Mortgage Loan
                                    Asset-Backed Certificates.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 8, 2004

                                   CITIGROUP MORTGAGE LOAN TRUST INC.


                                   By: /s/ Matthew Bollo
                                      ----------------------------------------
                                    Name: Matthew Bollo
                                    Title: Assistant Vice President


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                                                 Index to Exhibits




                                                              Sequentially
    Exhibit No.                  Description                 Numbered Page
    -----------                  ------------                -------------
        99.2          Collateral Term Sheets (as defined            P
                      in Item 5) that have been provided
                      by Citigroup Global Markets Inc. to
                      certain prospective purchasers of
                      Citigroup Mortgage Loan Trust,
                      Series 2004-CB3 C-BASS Mortgage Loan
                      Asset-Backed Certificates








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                                  EXHIBIT 99.2


                                [FILED BY PAPER]